SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                            reported) March 7, 2001
                    --------------------------------------



            J.P. Morgan Chase Commercial Mortgage Securities Corp.
        ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                     Delaware                                 333-87441                            13-3789046
------------------------------------------------      -------------------------     ------------------------------------
 (State or Other Jurisdiction of Incorporation)        (Commission File Number)     (I.R.S. Employer Identification No.)



                                60 Wall Street
                           New York, New York 10260
              ---------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-9344
                                                          --------------


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Item 1.  Changes in Control of Registrant
------   --------------------------------

Merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation
----------------------------------------------------------------------------

     J.P. Morgan Chase Commercial Mortgage Securities Corp., formally know as J.P. Morgan Commercial Mortgage Finance Corp., is an indirect subsidiary of J.P. Morgan Chase & Co. Effective December 31, 2000, J.P. Morgan & Co. Incorporated ("Morgan") merged with and into The Chase Manhattan Corporation ("Chase") which thereupon changed its name to "J.P. Morgan Chase & Co." As a result of the merger, J.P. Morgan Commercial Mortgage Finance Corp. changed its name to J.P. Morgan Chase Commercial Mortgage Securities Corp.

     In consideration of the merger, each share of common stock of Morgan issued and outstanding (other than certain shares specified in the Agreement and Plan of Merger, dated as of September 12, 2000, filed by Morgan with the Securities and Exchange Commission in a Form 8-K dated September 18, 2000) was converted into 3.7 fully paid shares of Chase common stock. Each share of Morgan preferred stock was converted into one share of Chase preferred stock having substantially the same terms as the Morgan preferred stock. Each share of Chase common stock and preferred stock remained outstanding as shares of J.P. Morgan Chase & Co.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                             SECURITIES CORP.



                                       By: /s/ Bianca Russo
                                          -----------------
                                               Name:  Bianca A. Russo
                                               Title: Vice President



Dated:  March 7, 2001

                               Brown & Wood LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                 March 7, 2001



VIA ELECTRONIC FILING
---------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  J.P. Morgan Chase Commercial Mortgage Securities Corp.
          Mortgage Pass-Through Certificates, Series 2001-CIBC1
          -----------------------------------------------------

Ladies and Gentlemen:

     On behalf of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company"), we attach herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Changes in Control of Registrant in connection with the above-referenced transaction.

                                              Very truly yours,

                                              /s/ George Hoyt

                                              George Hoyt